UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

Current Report

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

August 9, 2016

Date of Report (Date of earliest event reported)

HUNTINGTON BANCSHARES INCORPORATED

(Exact name of registrant as specified in its charter)

Commission file number : 1-34073

Maryland	31-0724920
(State of incorporation)	(I.R.S. Employer Identification No.)

Huntington Center 41 South High Street Columbus, Ohio	43287
(Address of principal executive offices)	(Zip Code)

(614) 480-8300

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.	Other Events

On August 9, 2016, Huntington Bancshares Incorporated (the “Company”) issued and sold $1,000,000,000 aggregate principal amount of its 2.300% Senior Notes due 2022 (the “Notes”). The Notes were issued pursuant to a Senior Debt Indenture, dated as of December 29, 2005, between the Company and The Bank of New York Mellon Trust Company, N.A., as successor to JPMorgan Chase Bank, N.A. (the “Trustee”), as amended and supplemented by a Third Supplemental Indenture, dated as of August 9, 2016, between the Company and the Trustee (the “Third Supplemental Indenture”). The Notes were sold pursuant to an underwriting agreement (the “Underwriting Agreement”), dated August 4, 2016, by and among the Company and, on behalf of themselves and the several underwriters named therein, Goldman, Sachs & Co., Credit Suisse Securities (USA) LLC, and Deutsche Bank Securities Inc.

The Third Supplemental Indenture and the Notes are attached to this Current Report on Form 8-K as Exhibit 4.1 and Exhibit 4.2, respectively, and are incorporated into this Item 8.01 by reference. The Underwriting Agreement, the Third Supplemental Indenture and the Notes are more fully described in a prospectus supplement dated August 4, 2016 filed with the Commission on August 8, 2016, to the accompanying prospectus filed with the Commission on August 2, 2016, as part of the Company’s Registration Statement on Form S-3ASR (File No. 333-212820).

The foregoing descriptions of the Third Supplemental Indenture and the Notes do not purport to be complete and are qualified in their entirety by reference to Exhibit 4.1 and Exhibit 4.2, respectively.

This Current Report on Form 8-K is being filed, in part, for the purpose of filing the documents in connection with the issuance of the Notes and such exhibits are hereby incorporated into the Company’s Registration Statement on Form S-3ASR (File No. 333-212820).

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

Exhibit 4.1	Third Supplemental Indenture, dated August 9, 2016, between Huntington Bancshares Incorporated and The Bank of New York Mellon Trust Company, N.A., as trustee

Exhibit 4.2	2.300% Senior Notes due 2022

Exhibit 5.1	Opinion of Venable LLP

Exhibit 5.2	Opinion of Wachtell, Lipton, Rosen & Katz

Exhibit 23.1	Consent of Venable LLP (included in Exhibit 5.1)

Exhibit 23.2	Consent of Wachtell, Lipton, Rosen & Katz (included in Exhibit 5.2)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HUNTINGTON BANCSHARES INCORPORATED

By:	/s/ Howell D. McCullough III
Howell D. McCullough III
Senior Executive Vice President and Chief Financial Officer

Date: August 9, 2016

EXHIBIT INDEX

Exhibit No.	Description

Exhibit 4.1	Third Supplemental Indenture, dated August 9, 2016, between Huntington Bancshares Incorporated and The Bank of New York Mellon Trust Company, N.A., as trustee

Exhibit 4.2	2.300% Senior Notes due 2022

Exhibit 5.1	Opinion of Venable LLP

Exhibit 5.2	Opinion of Wachtell, Lipton, Rosen & Katz

Exhibit 23.1	Consent of Venable LLP (included in Exhibit 5.1)

Exhibit 23.2	Consent of Wachtell, Lipton, Rosen & Katz (included in Exhibit 5.2)